                                                                Exhibit: 10.36FT




                             MASTER PROMISSORY NOTE

Borrower:           FUTECH EDUCATIONAL PRODUCTS, INC.
                    2315 North 35th Avenue
                    Phoenix, Arizona 85009-1417

Lender: RODERICK L. TURNER, GARRY GOETT and VINCENT W. GOETT 6400 North 48th Street
                    Paradise Valley, Arizona 85253-4076

Principal Amount: $1,000,000.00                 Date of Note: December 12, 1995

PROMISE TO PAY. FUTECH EDUCATIONAL PRODUCTS, INC. ("Borrower") promises to pay to RODERICK L. TURNER, GARRY GOETT and VINCENT W. GOETT ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million Dollars ($1,000,000.00) ("Loan Amount"), or so much thereof as may be advanced by Lender from time to time together with interest on the unpaid principal balance from the date hereof until maturity all in accordance with the terms of the Loan Agreement dated the same date as this Note. Each advance made by Lender shall be evidenced by a notation on the attached certificate. This Note matures one (1) years from the date of this note, or December 11, 1996 ("Maturity Date").

STOCK. Borrower also agrees to compensate the Lender with a maximum of Three Million Five Hundred Thousand Shares (3,500,000) of the Borrower's common stock. The calculation for the number of shares to be transferred to the Lender is Seven Shares (7) of common stock for every One Dollar ($1.00) borrowed (principal only). For example, if the Borrower borrows $500,000.00 (Five Hundred Thousand and 00/100 dollars), the Lender will receive 3,500,000 shares of the Borrower's common stock. The shares shall be issued per the Lender's instructions and will be issued no later than Ninety Days (90) following the outstanding loan principal reaching $500,000.00 or by December 11, 1996, whichever event occurs the earliest.

PAYMENT. Interest is calculated on each individual borrowing amount from the day it was borrowed. Interest is calculated monthly and is due and payable to the Lender by the 15th of the following month. Interest shall be calculated at a rate of ten percent (10%) per annum. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to unpaid collection costs and late charges, then to accrued unpaid interest, and finally to principal.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.

LATE CHARGE; DEFAULT INTEREST. If a payment is 10 days or more late, Borrower may be charged an additional six percent (6%) interest per annum.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due; (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender; (c) any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect; (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced take any of Borrower's property on or in which Lender has a lien or security interest, including a garnishment of any of Borrower's accounts with Lender; or
(f) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay at maturity, Lender may elect to increase the interest rate on this Note to the greater of eighteen percent (18%). Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

COLLATERAL. As security for Borrower's obligations in this Note, Borrower has granted to Lender a security interest in personal property.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew, extend (repeatedly and for any length of time) or modify this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. This note has been delivered to Lender and accepted by Lender in the State of Arizona. If there is a lawsuit, Borrower agrees on Lender's request to submit to the jurisdiction of the courts of Maricopa County, the State of Arizona. This Note shall be governed by and construed in accordance with Arizona law.

Borrower:

FUTECH EDUCATIONAL PRODUCTS, INC.

By: /s/ Vincent W. Goett
---------------------------------------
Its: C.E.O.
---------------------------------------

State of Arizona
County of Maricopa

The foregoing instrument was acknowledged before me this 12 day of December 1995, by Vincent W. Goett the CEO of FUTECH EDUCATION PRODUCTS, INC., on behalf of the corporation.

         In witness whereof, I hereunto set my hand and official seal

                                        /s/ Connie Corbett
                                        ---------------------------------------
                                            Notary Public

My commission expires:
      4/24/99
-----------------------

                                                        [OFFICIAL SEAL
                                                        CONNIE CORBETT
                                                        Notary Public -
                                                       State of Arizona]

                            CERTIFICATE OF BORROWING

   DATE              LOAN AMOUNT               TOTAL LOAN AMOUNT

  /  /199         (see attached computer list)
-- --    -        ------------------          ----------------------

  /  /199
-- --    -        ------------------          ----------------------

  /  /199
-- --    -        ------------------          ----------------------

  /  /199
-- --    -        ------------------          ----------------------

  /  /199
-- --    -        ------------------          ----------------------

  /  /199
-- --    -        ------------------          ----------------------

  /  /199
-- --    -        ------------------          ----------------------

  /  /199
-- --    -        ------------------          ----------------------

  /  /199
-- --    -        ------------------          ----------------------

  /  /199
-- --    -        ------------------          ----------------------

  /  /199
-- --    -        ------------------          ----------------------

  /  /199
-- --    -        ------------------          ----------------------

  /  /199
-- --    -        ------------------          ----------------------

  /  /199
-- --    -        ------------------          ----------------------

  /  /199
-- --    -        ------------------          ----------------------

  /  /199
-- --    -        ------------------          ----------------------
                  ------------------          ----------------------

TOTAL
                  ==================          =====================
        =

                     GTG Loans to Futech Education Product
                            12/1/95 Through 4/30/96

 Date    Num       Description         Memo         Category     Clr   Amount
-------  ----   -----------------  ------------  --------------  --- -----------
         INCOME/EXPENSE
           EXPENSES
             Loan Receivable:
             ----------------


               Futech Educational Prods.
               ------------------------
12/12/95 LOAN   Futech Educational Loan per agre Loan Receivable  X  -500,000.00
12/19/95 M001   Futech Educational Loan per agre Loan Receivable  X  -100,000.00
 1/ 4/96 M002   Futech Educational Loan per agre Loan Receivable  X   -25,000.00
 1/12/96 M003   Futech Educational Loan per agre Loan Receivable  X   -15,000.00
 1/15/96 M004   Futech Educational Loan per agre Loan Receivable  X   -20,000.00
 1/19/96 M005   Futech Educational Loan per agre Loan Receivable  X   -20,000.00
 1/23/96 M006   Futech Educational Loan per agre Loan Receivable  X   -20,000.00
 2/15/96 M007   Futech Educational Loan per agre Loan Receivable  X   -75,000.00
 2/20/96 1101   Futech Educational Loan per agre Loan Receivable  X   -50,000.00
 2/26/96 1102   Futech Educational Loan per agre Loan Receivable  X   -25,000.00
 2/27/96 1103   Futech Educational Loan per agrm Loan Receivable  X   -11,000.00
 2/27/96 1104   Futech Educational Loan per agrm Loan Receivable  X   -25,000.00
 3/ 5/96 1105   Futech Educational Loan per agrm Loan Receivable  X   -25,000.00
 3/ 6/96 1106   Futech Educational Loan per agrm Loan Receivable  X   -25,000.00
 3/15/95 1107   Futech Educational Loan per agrm Loan Receivable  X    -7,500.00
                                                                     -----------
               Total Futech Educational Prods.                       -993,500.00
                                                                     -----------
             Total Loan Receivable                                   -993,500.00
                                                                     -----------
           TOTAL EXPENSES                                            -993,500.00
                                                                     -----------
         TOTAL INCOME/EXPENSE                                        -993,500.00
                                                                     ===========